UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 10, 2011

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

(215) 231 - 1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2008 Equity Compensation Plan

At the Company’s 2011 Annual Meeting of Stockholders held on May 11, 2011 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Radian Group Inc. Amended and Restated 2008 Equity Compensation Plan (the “2008 Equity Plan”) to increase the number of shares available for issuance under the 2008 Equity Plan by 3,150,000 additional shares and to make the following additional changes to the 2008 Equity Plan:

•

Setting forth the terms and conditions that the Company’s Compensation and Human Resources Committee of the Company’s Board of Directors (the “Compensation Committee”) may use in making awards that are intended to be “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);

•

Increasing the rate by which shares of the Company’s common stock that are subject to certain future grants of restricted stock, restricted stock units, phantom stock or performance shares (collectively, “full value grants”) decrease the Company’s flexible share reserve under the 2008 Equity Plan;

•

Permitting the Compensation Committee to delegate to the Chief Executive Officer of the Company the authority to make grants under the 2008 Equity Plan to employees, consultants, and advisors who are not executive officers, directors, or principal stockholders, so long as such grants are not intended to be “qualified performance-based compensation” for purposes of Section 162(m) of the Code and certain other conditions are met;

•

Providing that, unless the Compensation Committee determines otherwise, dividends or dividend equivalents on performance-based grants will vest and become payable at the same time and to the same extent as the underlying awards;

•	Setting forth the actions that the Compensation Committee may take with respect to outstanding grants in the event of a change of control;

•	Increasing the maximum number of shares that may be granted to any individual grantee in a calendar year to 1,000,000 shares;

•	Establishing, or in some cases revising, the amount of full value grants that can be granted, with no restriction or performance period;

•	Providing additional flexibility to establish the terms of certain awards in the grant letter;

•	Clarifying that all awards under the 2008 Equity Plan will be subject to any applicable clawback or recoupment policies that may be implemented by the Company;

•	Extending the term of the 2008 Equity Plan from December 31, 2018 to May 11, 2021; and

•	Clarifying the consequences of retirement, death or disability on certain awards, as well as making other clarifying changes.

The foregoing description of the amendment to the 2008 Equity Plan is qualified in its entirety by reference to the full text of the 2008 Equity Plan, as amended and restated, which is attached as Appendix A to the Company’s Schedule 14A filed on April 7, 2011 and incorporated herein by reference.

2008 Executive Long-Term Incentive Cash Plan

Effective May 10, 2011, the Company amended the Radian Group Inc. 2008 Executive Long-Term Incentive Cash Plan (the “Executive LTI Plan”) to: (1) permit “disability” to be defined in an award recipient’s award letter in a manner that differs from the definition of “disability” otherwise provided for in the Executive LTI Plan; and (2) update certain technical provisions of the Executive LTI Plan pertaining to Section 409A of the Code.

The foregoing description of the amendment to the Executive LTI Plan is qualified in its entirety by reference to the full text of the Executive LTI Plan, as amended and restated, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were submitted to a vote of our stockholders, with the voting results indicated below:

(1)	Election of twelve directors for a term of one year each, to serve until their successors have been duly elected and have qualified or until their earlier removal and resignation:

	For	Against	Abstain	Broker Non-Votes
Herbert Wender	77,441,629	2,093,772	674,965	33,480,097

David C. Carney	78,218,410	1,309,875	682,081	33,480,097

Howard B. Culang	77,511,830	2,023,810	674,726	33,480,097

Lisa W. Hess	78,240,333	1,638,765	331,268	33,480,097

Stephen T. Hopkins	76,063,572	3,314,878	831,916	33,480,097

Sanford A. Ibrahim	78,619,495	965,914	624,957	33,480,097

James W. Jennings	78,265,757	1,270,653	673,956	33,480,097

Ronald W. Moore	77,457,865	2,079,025	673,476	33,480,097

Jan Nicholson	78,818,905	1,124,241	267,220	33,480,097

Robert W. Richards	78,476,677	1,047,644	686,045	33,480,097

Anthony W. Schweiger	77,681,295	1,840,274	688,797	33,480,097

Noel J. Spiegel	78,273,071	1,589,392	347,903	33,480,097

(2)	Approval of an amendment to the 2008 Equity Plan to increase the number of shares of common stock authorized for issuance under the plan by 3,150,000 additional shares and to make certain other changes as more fully discussed in the Company’s proxy statement and under Item 5.02 of this Current Report on Form 8-K:

For	Against	Abstain	Broker Non-Votes

70,754,862	8,143,538	1,311,966	33,480,097

(3)	Approval, by an advisory, non-binding vote, of the overall compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

63,210,209	15,657,156	1,343,001	33,480,097

(4)	Approval, by an advisory, non-binding vote, of the frequency of the advisory vote to approve the overall compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

63,807,233	163,115	14,739,321	1,500,697	33,480,097

(5)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011:

For	Against	Abstain	Broker Non-Votes

112,745,901	622,012	322,550	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

*+10.1	Radian Group Inc. Amended and Restated 2008 Equity Compensation Plan (1)

*+10.2	Radian Group Inc. 2008 Executive Long-Term Incentive Cash Plan

(1)	Incorporated by reference to Appendix A to the Registrant’s Schedule 14A, filed on April 7, 2011.
+	Management contract, compensatory plan or arrangement.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: May 16, 2011	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

*+10.1	Radian Group Inc. Amended and Restated 2008 Equity Compensation Plan (1)

*+10.2	Radian Group Inc. 2008 Executive Long-Term Incentive Cash Plan

(1)	Incorporated by reference to Appendix A to the Registrant’s Schedule 14A, filed on April 7, 2011.
+	Management contract, compensatory plan or arrangement.
*	Filed herewith.